                                                                   Exhibit 10.15


                                 AMENDMENT NO. 2

                                 to that certain

                           REVOLVING CREDIT AGREEMENT
                            dated as of June 21, 2002

       AMENDMENT NO. 2 (this "AMENDMENT"), dated as of December 22, 2003, to the Revolving Credit Agreement, dated as of June 21, 2002 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), by and among (a) STAPLES, INC. (the "BORROWER"), a Delaware corporation having its principal place of business at 500 Staples Drive, Framingham, MA 01701, (b) FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 attached thereto (the "LENDERS"), (c) FLEET NATIONAL BANK, as administrative agent (in such capacity, the "AGENT") for the Lenders, (d) CITICORP USA, INC. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents for the Lenders, and (e) HSBC BANK USA and JPMORGAN CHASE BANK, as co-documentation agents for the Lenders.

       WHEREAS, the Borrower, the Lenders and the Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement;

       NOW THEREFORE, the parties hereto hereby agree as follows:

       SECTION 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

       SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

       (a) Section 1 of the Credit Agreement is hereby amended as follows:

          (i) by deleting clause (a) of the definition of "Consolidated EBIT" and inserting the following in lieu thereof:

               "(a) all extraordinary and nonrecurring items of (i) income or
               (ii) losses in an aggregate amount not to exceed $100,000,000 on a cumulative basis from December 22, 2003, as determined in accordance with GAAP"; and

          (ii) by deleting the date "June 21, 2005" in the definition of "Maturity Date" and inserting the date "June 21, 2006" in lieu thereof.


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          (iii) by inserting the following new definition in the appropriate alphabetical order:

               "EXTENSION EFFECTIVE DATE. The date on which the Agent has received the consent of the Lenders required to approve the extension of the Maturity Date pursuant to Section 2.12 and such extension has become effective."

       (b) Section 2 of the Credit Agreement is hereby amended by deleting
Section 2.12 in its entirety and inserting the following new Section 2.12 in lieu thereof:

          "SECTION 2.12. REQUEST FOR EXTENSION OF MATURITY DATE.

          The Borrower may, on one occasion, provided that no Default or Event of Default has occurred and is continuing, by written notice to the Agent given on or before October 21, 2004, request that the initial Maturity Date be extended to a specified date not later than June 21, 2007. The Agent shall notify the Lenders of such request promptly after receipt, and request each Lender to notify the Agent of its determination to consent or not to consent to such extension. Each Lender which makes a determination not to consent to the extension of the initial Maturity Date on or before November 21, 2004 shall notify the Agent of such determination by November 21, 2004. A Lender's failure to respond within the foregoing time period shall not be deemed to be a consent by such Lender to the extension of the Maturity Date. The Borrower may take the actions permitted by Section 4.12 to replace any Lender that fails to agree to such extension. If Lenders with aggregate Commitment Amounts of no less than $500,000,000 and no more than $700,000,000 (including the Replacement Lenders and any new Lenders, if applicable) consent to the extension by so notifying the Agent in writing on or before January 31, 2005, the Maturity Date shall be extended, effective as of the Extension Effective Date, to the date requested by the Borrower in its notice but in any event not later than June 21, 2007, and the definition of Maturity Date shall be deemed to reflect such extension for all purposes hereof; PROVIDED that as of the Extension Effective Date,
     (a) any Lender who does not consent to such extension shall have its Revolving Credit Loan and all other amounts due hereunder and under the other Loan Documents repaid and its Commitment terminated, (b) the Total Commitment shall be reduced by the corresponding amount of the aggregate Commitment Amounts of any Lenders who do not consent to the extension, (c) the Total Commitment shall be increased by the corresponding amount of additional funding committed to by existing Lenders and/or new Lenders acceptable to the Agent; PROVIDED that the Total Commitment shall not exceed $700,000,000, (d) if the Total Commitment is reduced or increased, the Commitment Percentages of the Lenders who consent to the extension shall be correspondingly adjusted, (e) if the Total Commitment is reduced or increased, SCHEDULE 1 shall be automatically amended to reflect the reduced or increased Total Commitment, as applicable, and the corresponding changes to each consenting Lender's Commitment Percentage, (f) each new

     Lender shall make all (if any) such payments to the other Lenders as may be necessary to result in the Loans made by such new Lender being equal to such new Lender's Commitment Percentage of all Loans outstanding to the Borrower as of such date, (g) each new Lender shall have executed and delivered to the Agent an instrument of accession in form and substance satisfactory to the Agent, and (h) Notes shall be issued or amended and such other changes shall be made to the Loan Documents, as shall be necessary to reflect any such increase or decrease in the Total Commitment."

       (c) Section 25.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of Section 25.1:

     "Notwithstanding anything herein to the contrary, the Borrower, each Lender and the Agent (and each employee, representative, or other agent of each of the foregoing parties) may disclose to any and all Persons without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing parties relating to such U.S. tax treatment and U.S. tax structure."

       (d) SCHEDULE 1 to the Credit Agreement is hereby deleted in its entirety and replaced with SCHEDULE 1 attached hereto.

       SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent, all of the following to be in form and substance satisfactory to the Agent:

       (a) DELIVERY OF AMENDMENT. This Amendment shall have been duly executed and delivered by each of the Borrower, the Guarantors, the Lenders and the Agent, shall be in full force and effect and shall be in form and substance satisfactory to the Lenders. The Agent shall have received a fully executed copy of this Amendment.

       (b) ASSIGNMENT AND ACCEPTANCE AGREEMENTS. National City Bank ("NATIONAL CITY") shall have assigned its Loans and Commitment to KeyBank National Association ("KEYBANK"), Bank One NA ("BANK ONE") and U.S. Bank National Association ("U.S. BANK"). In connection therewith, the Agent shall have received (a) an Assignment and Acceptance between National City and KeyBank pursuant to which National City assigns to KeyBank a portion of its Commitment in the amount of $10,000,000 and related Loans and Obligations, (b) an Assignment and Acceptance between National City and Bank One pursuant to which National City assigns to Bank One a portion of its Commitment in the amount of $5,000,000 and related Loans and Obligations and (c) an Assignment and Acceptance between National City and U.S. Bank pursuant to which National City assigns to U.S. Bank a portion of its Commitment in the amount of $5,000,000 and related Loans and Obligations, each in form and substance satisfactory to the Agent.

       (c) NOTES. The Agent shall have received from the Borrower (a) an Amended and Restated Syndicated Note payable by the Borrower to the order of KeyBank in the amount of $40,000,000, (b) an Amended and Restated Syndicated Note payable by the Borrower to the order of Bank One in the amount of $40,000,000 and (c) an Amended and Restated Syndicated Note payable by the Borrower to the order of U.S. Bank in the amount of $40,000,000, each in form and substance satisfactory to the Agent.

       (d) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

       (e) FEES. The Borrower shall have paid to the Agent the fees specified in the fee letter dated as of October 14, 2003 between the Agent and the Borrower.

       SECTION 4. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER AND THE GUARANTORS.

       (a) THE BORROWER. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders and the Agent and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders and the Agent the Loans and all other Obligations under the Credit Agreement, as amended hereby.

       (b) THE GUARANTORS. Each of the Guarantors hereby ratifies and confirms all of its Obligations to the Lenders and the Agent and each of the Guarantors hereby affirms its unconditional and irrevocable guaranty of the Obligations under the Credit Agreement, as amended hereby.

       SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors and the Borrower hereby represents and warrants to the Agent and the Lenders as follows:

       (a) REPRESENTATION AND WARRANTIES. The representations and warranties of each of the Guarantors and the Borrower contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Guarantors and the Borrower, or to the extent that such representations and warranties relate expressly to an earlier date.

       (b) RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

       (c) AUTHORITY, ETC. The execution and delivery by each of the Guarantors and the Borrower of this Amendment and the performance by each of the Guarantors and the Borrower of their respective agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each such Person and have been duly authorized by all necessary corporate action.

       (d) ENFORCEABILITY OF OBLIGATIONS. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each of the Guarantors and the Borrower, enforceable against each such Person in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to, or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

       (e) NO DEFAULT. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of, and after giving effect to, this Amendment.

       SECTION 6. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

       (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

       (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

       (d) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable legal fees and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above.


                                 STAPLES, INC.



                                 By: /s/ JOHN J. MAHONEY
                                     -------------------
                                      Name: John J. Mahoney
                                      Title: Chief Administrative Officer and
                                             Executive Vice President

                                 FLEET NATIONAL BANK, individually and as Agent



                                 By: /s/ LINDA ALTO
                                     --------------------
                                      Name: Linda Alto
                                      Title: Director

                                 CITICORP USA, INC., individually and as
                                 Co-Syndication Agent



                                 By: /s/ ROBERT A. SNELL
                                     -------------------
                                     Name: Robert A. Snell
                                     Title: Managing Director and Vice President


                                 WACHOVIA BANK, NATIONAL
                                 ASSOCIATION, individually and as
                                 Co-Syndication Agent



                                 By: /s/ THOMAS M. HARPER
                                     --------------------
                                      Name: Thomas M. Harper
                                      Title: Senior Vice President

                                 HSBC BANK USA, individually and as
                                 Co-Documentation Agent



                                 By: /s/ ROBERT CORDER
                                     --------------------
                                      Name: Robert Corder
                                      Title: FVP


                                 JPMORGAN CHASE BANK, individually
                                 and as Co-Documentation Agent



                                 By: /s/ TERI STREUSAND
                                     --------------------
                                      Name: Teri Streusand
                                      Title: Vice President


                                 SOVEREIGN BANK



                                 By: /s/ JESSE WONG
                                     --------------------
                                      Name: Jesse Wong
                                      Title: Vice President

                                 U.S BANK NATIONAL ASSOCIATION



                                 By: /s/ THOMAS L. BAYER
                                     -------------------
                                      Name: Thomas L. Bayer
                                      Title: Vice president

                                 BANK ONE, NA
                                 (Main Office Chicago)



                                 By: /s/ VINCENT R. HENCHEK
                                     ----------------------
                                      Name: Vincent R. Henchek
                                      Title: Director

                                 UNION BANK OF CALIFORNIA, N.A.



                                 By: /s/ CHING LIM
                                     --------------------
                                      Name: Ching Lim
                                      Title: Vice President

                                 THE BANK OF NEW YORK



                                 By: /s/ JOHNA M. FIDANZA
                                     --------------------
                                      Name: Johna M. Fidanza
                                      Title: Vice President

                                 KEYBANK NATIONAL ASSOCIATION



                                 By: /s/ DAVID J. WECHTER
                                     --------------------
                                      Name: David J. Wechter
                                      Title: Vice President

                                 WELLS FARGO BANK,
                                 NATIONAL ASSOCIATION



                                 By: /s/ CAROLINE GATES
                                     --------------------
                                      Name: Caroline Gates
                                      Title: Vice President

                                 THE BANK OF NOVA SCOTIA



                                 By: /s/ TODD S. MELLER
                                     ------------------
                                      Name: Todd S. Meller
                                      Title: Managing Director

                                 PNC BANK, NATIONAL ASSOCIATION



                                 By: /s/ DONALD V. DAVIS
                                     -------------------
                                      Name: Donald V. Davis
                                      Title: Vice President


                                 ALLIED IRISH BANKS, PLC



                                 By: /s/ ANTHONY O'REILLY
                                     --------------------
                                      Name: Anthony O'Reilly
                                      Title: Vice President


                                 By: /s/ HILARY PATTERSON
                                     --------------------
                                      Name: Hilary Patterson
                                      Title: Vice President

                                 KBC BANK NV



                                 By: /s/ ROBERT M. SURDAM, JR
                                     ------------------------
                                      Name: Robert M. Surdam, Jr.
                                      Title: Vice President

                                 By: /s/ ROBERT SNAUFFER
                                     --------------------
                                      Name: Robert Snauffer
                                      Title: First Vice President

                            RATIFICATION OF GUARANTY

         Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment, and agrees that the Guaranty from such Guarantor in favor of the Agent for the benefit of the Agent and the Lenders and all other Loan Documents to which such Guarantor is a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                 STAPLES THE OFFICE SUPERSTORE, INC.



                                 By: /s/ JOHN J. MAHONEY
                                     -------------------
                                        Name: John J. Mahoney
                                        Title: Chief Administrative Officer and
                                                  Executive Vice President


                                 STAPLES THE OFFICE SUPERSTORE EAST, INC.



                                 By: /s/ JOHN J. MAHONEY
                                     -------------------
                                        Name: John J. Mahoney
                                        Title: Chief Administrative Officer and
                                                  Executive Vice President



                                 STAPLES CONTRACT & COMMERCIAL, INC.



                                 By: /s/ JOHN J. MAHONEY
                                     -------------------
                                        Name: John J. Mahoney
                                        Title: Chief Administrative Officer and
                                                  Executive Vice President

                                 QUILL CORPORATION



                                 By: /s/ ROBERT K. MAYERSON
                                     ----------------------
                                        Name: Robert K. Mayerson
                                        Title: Treasurer



                                 QUILL LINCOLNSHIRE, INC.



                                 By: /s/ ROBERT K. MAYERSON
                                     ----------------------
                                        Name: Robert K. Mayerson
                                        Title: Treasurer



                                 ROCHESTER CAPITAL, LLC



                                 By: /s/ ROBERT K. MAYERSON
                                     ----------------------
                                        Name: Robert K. Mayerson
                                        Title: President



                                 HACKENSACK FUNDING LLC



                                 By: /s/ ROBERT K. MAYERSON
                                     ----------------------
                                        Name: Robert K. Mayerson
                                        Title: Treasurer